Exhibit 10.35

FIRST AMENDMENT
TO THE
FEDERAL HOME LOAN MORTGAGE CORPORATION
LONG-TERM DISABILITY PLAN

(As Restated and Amended January 1, 1997)

FIRST AMENDMENT TO THE FEDERAL LONG TERM DISABILITY PLAN (the “Plan”) by the FEDERAL HOME LOAN MORTGAGE CORPORATION (the “Corporation”), a corporation organized and existing under the laws of the United States of America.

W I T N E S S E T H:

WHEREAS, the Plan was restated effective January 1, 1997, and

WHEREAS, the Corporation desires to amend the Plan, and

WHEREAS, section 3.6 of the Plan permits the Corporation to amend the Plan, and

WHEREAS, the appropriate officer of the Corporation has been duly authorized to amend the Plan and to execute this amendment,

NOW, THEREFORE, the Plan is hereby amended as follows, effective January 1, 2001:

1. Section 2.3 is amended to read as follows:

2.3.  Eligibility and Benefits.  The employees or classes of employees of the Corporation eligible for coverage under the Plan, the effective dates upon which they become eligible, the conditions which they must satisfy to become eligible to receive disability benefits, the benefits payable, and other provisions affecting the Plan are those set forth in the Policy. The term “employee” as used in the Plan and Policy shall mean an individual who is a Regular Full-Time or Part-Time employee, as defined in Freddie Mac Policy No. 3-221, Employment Classifications Policy (as may be amended, replaced or redesignated from time to time), who is on the payroll of the Corporation and not paid by accounts payable, and whose wages from the Corporation are subject to withholding for the purposes of Federal income taxes and the Federal Insurance Contributions Act.

For purposes of the Plan, Part-Time Employees include only those Employees who are regularly scheduled to work at least 20 hours per week.

The term Employee shall not include:

(a)	individuals whom the Corporation classifies, pursuant to Freddie Mac Policy No. 3-221, Employment Classifications Policy (as may be amended, replaced or redesignated from time to time), as

(i) Co-Op, Work Study Students or Interns,

(ii) Employment Agency Temporaries,

(iii) Independent Contractors/Consultants, or

(iv) Temporary Employees

(or similar classification) regardless of the individuals’ employment status under applicable law;

(b)	individuals who are retroactively classified as Regular Full-Time or Part-Time employees with respect to such period of retroactive classification; and

(c)	Leased Employees (as defined in the FHLMC Employees’ Pension Plan).

IN WITNESS WHEREOF, the Corporation has caused this FIRST AMENDMENT TO THE FEDERAL HOME LOAN MORTGAGE CORPORATION LONG TERM DISABILITY PLAN to be executed by its duly authorized officer, this 31st day of December, 2001.

FEDERAL HOME LOAN
MORTGAGE CORPORATION

Signature:	/s/ C. E. Almer

Printed Name:	C. E. Almer

Attest:	/s/ Mollie Roy
Assistant Secretary

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